Exhibit 99.1

BONDS.COM PROVIDES 2nd QUARTER RESULTS ACROSS KEY BUSINESS METRICS

Boca Raton, Florida – August 7, 2009 – Bonds.com Group, Inc. (the “Company”) (OTC BB:BDCG), through its subsidiaries operates a platform for the electronic trading of Fixed Income securities which focuses on increasing liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) Fixed Income marketplace, announced today Second quarter results across all key business metrics.

The following data is unaudited and thus potentially subject to change.

Q1 2009 vs Q2 2009 Results

	Q1 2009	Q2 2009	Growth Q1 vs. Q2
New Accounts	241	336	39%
Trade Volume	2328	3415	47%
Revenue	$946,725	$1,076,061	14%
Average Revenue Per Trade	$437.31	$321.34	-27%
Average Size of Trade	163,239	102,696	-37%
Number of Bonds Traded	354,780,721	347,675,478	-2%

Quarterly Comparison (Q2 2008 – Q4 2008 and Q1 2009 & Q2 2009)

	Q2 2008	Q3 2008	Q4 2008	Q1 2009	Q2 2009	Quarterly Compounding Growth
Trades	536	1101	1660	2328	3415	76%
Revenue	$77,078	$202,237	$588,162	$946,725	$1,076,061	108%
New Accounts	278	179	357	241	336	29%

Note: All data is as of settlement date and rounded to nearest dollar; April and May 2009 are not audited.

“We are pleased with our progress this year and our continued growth,” stated Chief Executive Officer, John Barry; “We are committed to driving our strategic relationships in sales, trading and technology, this coupled with our office expansion to Newport Beach (CA) and New York City will aid in our on-going growth in the market and ability to better service our clients.”

To be added to the Bonds.com investor email list, please email justin.davis@cirrusfc.com with BDCG in the subject line.

About Bonds.com Group, Inc.

Bonds.com Group, Inc. (OTC BB: BDCG), through its subsidiary Bonds.com, Inc., serves institutional Fixed Income investors by providing a comprehensive zero subscription fee online trading platform. The Company designed the BondStation platform to provide liquidity and competitive pricing to the fragmented Over-The-Counter (OTC) Fixed Income marketplace.

The Company differentiates itself by offering through Bonds.com, Inc., an inventory of over 35,000 Fixed Income securities from more than 175 competing sources. Asset classes currently offered on, BondStation, our Fixed Income trading platform include municipal bonds, corporate bonds, agency bonds, certificates of deposit (CDs), emerging market debt, structured products and U.S. Treasuries.

Bonds.com Investor Relations Website:
http://ir.bonds.com

CONTACT:

Cirrus Financial Communications, LLC
Justin K. Davis
(877) 880-BDCG (2324)
Justin.Davis@cirrusfc.com
www.cirrusfc.com

FORWARD-LOOKING STATEMENTS

The information contained herein includes forward-looking statements.  These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.  You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could, and likely will, materially affect actual results, levels of activity, performance or achievements.  Any forward-looking statement reflects our current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity.  We assume no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.   The safe harbor for forward-looking statements contained in the Securities Litigation Reform Act of 1995 protects companies from liability for their forward-looking statements if they comply with the requirements of the Act.

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